SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549





                               FORM 8-K



                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                             March 2, 1998
           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          SALANT CORPORATION
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                        0-2433                         13-3402444
(STATE OR OTHER               (COMMISSION                     (IRS EMPLOYER
JURISDICTION OF               FILE NUMBER)                 INDENTIFICATION NO.)
INCORPORATION)



1114 Avenue of the Americas, New York, New York                  10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



                            (212) 221-7500
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


ITEM 5.     OTHER EVENTS

            On March 2, 1998, Salant Corporation ("Salant") entered into an agreement in principle (the "Restructuring Agreement") with its major note and equity holders to restructure its existing indebtedness under Salant's
10 1/2% Senior Secured Notes due December 31, 1998. Salant also entered into an agreement (the "CIT Agreement") with its working capital lender, The CIT Group/Commercial Services, Inc. ("CIT"), pursuant to which CIT has agreed to continue to extend financing under the current credit agreement until the proposed restructuring plan is implemented. On March 3, 1998, Salant issued a press release regarding the Restructuring Agreement and the CIT Agreement. Salant is exploring with its advisors the alternatives for implementing the proposed restructuring and expects to formulate definitive plans in the near term.

            The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the press release, dated March 2, 1998, (ii) the letter agreement, dated March 2, 1998, by and among Salant, Magten Asset Management Corp., as agent on behalf of certain of its accounts, and Apollo Apparel Partners, L.P., and (iii) the Twelfth Amendment and Forbearance Agreement, dated as of March 2, 1998, by and between Salant and CIT, filed as Exhibits 99, 10.48, and 10.49, respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

            (c)   Exhibits.

            The following exhibits are filed as part of this report:

Exhibit
Number      Description
------      -----------

99          Press Release, dated March 2, 1998.

10.48 Letter Agreement, dated March 2, 1998, by and among Salant Corporation, Magten Asset Management Corp., as agent on behalf of certain of its accounts, and Apollo Apparel Partners, L.P.

10.49 Twelfth Amendment and Forbearance Agreement, dated as of March 2, 1998, by and between Salant Corporation and The CIT
            Group/Commercial Services, Inc.


                               SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SALANT CORPORATION



Dated:  March 4, 1998                           By:  /s/ Todd Kahn
                                                     -----------------------
                                                     Executive Vice President
                                                     and General Counsel


                             EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99          Press Release, dated March 2, 1998.

10.48 Letter Agreement, dated March 2, 1998, by and among Salant Corporation, Magten Asset Management Corp., as agent on behalf of certain of its accounts, and Apollo Apparel Partners, L.P.

10.49 Twelfth Amendment and Forbearance Agreement, dated as of March 2, 1998, by and between Salant Corporation and The CIT
            Group/Commercial Services, Inc.